Related Parties	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Parties

Note 11 — Related Parties

During the year ended December 31, 2022, no advances were received or repaid from/to the individual shareholder. Due to director in an amount of approximately $147,000 and $161,000 was included in the consolidated balance sheets as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, LML recorded payable to DAWA for research and development expenses in the amount of approximately $838,000 and $119,000, respectively. The amount was included in the line item “accrued expenses and other payables” in the consolidated balance sheets.